Q2 2017 Financial Results July 28, 2017

Safe Harbor Language and Reconciliation of Non-GAAP Measures 2 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe- harbor created by such Act. Forward-looking statements include, but are not, limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as 2017 guidance, 2020 outlook, expected shareholder returns and cash available for distribution. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When Iron Mountain uses words such as "believes," "expects," "anticipates," "estimates" or similar expressions, it is making forward-looking statements. Although Iron Mountain believes that its forward-looking statements are based on reasonable assumptions, Iron Mountain’s expected results may not be achieved, and actual results may differ materially from its expectations. Iron Mountain’s expected results may not be achieved, and actual results may differ materially from its expectations. In addition, important factors that could cause actual results to differ from Iron Mountain’s expectations include, among others: (i) Iron Mountain’s ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (ii) the adoption of alternative technologies and shifts by Iron Mountain’s customers to storage of data through non-paper based technologies; (iii) changes in customer preferences and demand for Iron Mountain’s storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect Iron Mountain’s customers' information; (vi) changes in the price for Iron Mountain’s storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which Iron Mountain’s international subsidiaries operate and changes in the global political climate; (viii) Iron Mountain’s ability or inability to complete acquisitions on satisfactory terms and to integrate acquired companies efficiently; (ix) changes in the amount of Iron Mountain’s capital expenditures; (x) changes in the cost of Iron Mountain’s debt; (xi) the impact of alternative, more attractive investments on dividends; (xii) the cost or potential liabilities associated with real estate necessary for Iron Mountain’s business; (xiii) the performance of business partners upon whom Iron Mountain depends for technical assistance or management expertise outside the United States; (xiv) other trends in competitive or economic conditions affecting Iron Mountain’s financial condition or results of operations not presently contemplated; and (xv) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. In addition, the benefits of the Recall transaction, including potential cost synergies, accretion and other synergies (including tax synergies), may not be fully realized or may take longer to realize than expected. You should not rely upon forward-looking statements except as statements of Iron Mountain’s present intentions and of its present expectations, which may or may not occur. Except as required by law, Iron Mountain undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO NAREIT”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non- GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and the definitions are included in Supplemental Financial Information. Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Selected metrics definitions are available in the Appendix.

Q2 on Track with Short and Long-Term Financial Objectives 3 Q2 key financial results in line with expectations • Strong Adjusted EBITDA and AFFO growth supported by durability of storage rental business, achievement of Recall acquisition synergies and Transformation initiative; additional benefit from one-time items • Significant YoY and sequential quarter improvement in SG&A and Adjusted EBITDA margins Maintaining 2017 C$ guidance (based on January 2017 FX rates) • Business fundamentals remain strong • Strong 1H performance largely offset by lower contribution from M&A due to later closings than expected (and considering integration costs) and sale of Russia and Ukraine businesses Strong internal storage rental growth of 4.8% in Q2 (4.0% excl. data center lease termination fee) • Continued worldwide internal volume growth and improved pricing • Net volume gain of 8.9 mm CuFt in TTM reflects strong organic adds of 49.8 mm and 40.9 mm of outgoing CuFt • 1.3% TTM internal volume growth; Recall, net of regulatory dispositions, now in base Note: Definition of Non-GAAP measures and reconciliations to GAAP measures can be found in the Supplemental Financial Information

4 (35.0) (35.6) (36.3) (37.9) (39.2) (40.3) (40.9) 43.0 44.0 45.4 47.4 48.2 50.8 49.8 (33.9) 42.1 Q2 ’17 8.9 Q1 ’17 10.5 Q4 ’16 9.0 Q3 ’16 9.5 Q2 ’16 9.1 Q1 ’16 7.4 Q4 ’15 8.1 Q3 ’15 8.2 Consistent Inbound/Outbound Volume CuFt in mm Net Volume before Acquisitions/Dispositions

5 Strategic Plan Highlights for Q2’17 Developed Markets – North America and Western Europe • Achieved 3.4% internal storage rental growth • 1.8 million CuFt of net volume(1) before business acquisitions/Recall dispositions • Enhanced revenue management efforts yielding higher margin Emerging Markets(2) • Achieved 8.4% internal storage rental growth • ~18% of total revenue(2); expanded presence through organic growth and acquisitions • Completed deals: remaining Santa Fe countries plus Peru in Q2; Cyprus in July • Sold Russia/Ukraine business to market leader – retained minority interest participation Adjacent Businesses • Data center acquisition agreement significantly expands platform in attractive business (1) Net volume represents incoming cubic volume of 32.5mm from new and existing customers less outgoing cubic volume of 30.7mm from destructions and customer terminations (2) Emerging Markets is Other International, excluding Australia and New Zealand. Percentage of total revenue is based on 2014C$ foreign currency rates at time goal was established.

Data Center Acquisition Supports Growth and Solid Returns • Signed agreement to acquire Denver-based data center business for ~$128 million • New capacity significantly expands existing business • FORTRUST: • Top 10 US market; 30%+ local share, 250 customers and 15-year operating history • Tier 3 Gold owned facility with 9.1 MW existing capacity, 75% leased • 7.1 MW of expansion potential allows for future growth and return enhancement • Purchase price multiple of approximately 13.0x synergized EBITDA, post integration • Acquisition to be funded with $73.5mm private placement stock and $54.5mm cash • Transaction is $(0.01) - $(0.02) dilutive to EPS in 2017 due to integration costs and AFFO neutral in 2017 • Flat for EPS in 2018, modestly accretive in 2019 6

Solid Worldwide Financial Performance 7 $ and shares in mm Q2-16 Q2-17 R$ C$ Internal Growth Revenue $884 $950 7.5% 8.4% 2.5% Storage $539 $590 9.6% 10.6% 4.8% / 4.0% (excl. term fee) Service $345 $360 4.2% 5.1% (1.1)% Adjusted Gross Profit(1) $488 $541 10.7% Gross Profit Margin(1) 55.3% 56.9% 160 bps (Loss) Income from Continuing Operations $(15) $83 Adjusted EBITDA(2) $261 $318 21.7% 22.9% Adjusted EBITDA Margin 29.6% 33.5% 390 bps Net (Loss) Income $(13) $81 AFFO(2) $155 $217 39.6% Dividend/Share $0.485 $0.550 13.4% Fully Diluted Shares Outstanding 246 265 7.5% (1) Reflects adjusted gross profit, excluding Recall costs for Q2 2017; reconciliation can be found in the Supplemental Financial Information on Page 5 (2) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Pages 14 and 16, respectively Growth

Steady Internal Growth in Q2 NA Records & Information Management NA Data Management Western Europe Other International Corporate & Other Total Internal Growth Storage 3.7% 2.9% 2.5% 7.1% 41.3% 4.8% Service 1.3% (7.4)% (1.7)% (4.7)% (5.4)% (1.1)% Total 2.7% (0.5)% 0.8% 2.4% 28.5% 2.5% % of Revenue by Segment Storage 32.1% 7.7% 7.8% 12.8% 1.7% 62.1% Service 21.5% 3.4% 5.0% 7.5% 0.4% 37.9% 8 Quarterly segment operating performance can be found on Page 10 of the Supplemental Financial Information

Storage Revenues Continue to Drive Growth – by Product 9 10.2% 0.5% 49.8% 1.6% 18.3% 4.4% 4.9% 9.8% 0.4% Records Management Digital Solutions Data Management Shredding Adjacent Businesses Storage is 83% of Adjusted Gross Profit Q2’17 Service Revenue 38% of total revenues 26% gross profit margin Q2’17 Storage Revenue 62% of total revenues 76% gross profit margin

No Changes to Core 2017 Guidance 10 • Business fundamentals remain strong; expected internal storage rental revenue growth of 2.5% - 3.0% • Plan to invest $20 mm in operating expenditures related to back-office centralization and innovation initiatives • Expect structural tax rate near 20% • Maintenance CapEx and non-real estate investments expected to be $150 - $170 mm • Optimizing real estate portfolio through capital recycling opportunities • Business acquisitions plus acquisitions of customer relationships expected to total $160 - $180 mm • Expect additional $128 mm for data center acquisition • Continued strong cash flow and dividend coverage $ in MM except Earnings per Share 2017 Guidance(1) 2017 C$ Growth Revenue $3,750 - $3,840 8% - 10% Adjusted EBITDA $1,250 - $1,280 16% - 19% Adjusted EPS Fully Diluted(2) $1.15 - $1.25 8% - 18% AFFO(3) $715 - $760 8% - 15% (1) C$ based on rates set in January 2017 (2) Assumes full-year weighted average shares outstanding of 266 mm (3) AFFO guidance excludes Recall Costs

Increasing Cash Available for Dividends and Discretionary Investments 11 (1) Customer inducements and acquisitions of customer relationships are not deducted from AFFO as they represent discretionary growth investment (2) Includes core growth racking and excludes Northern Virginia Data Center development under capital lease Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. $ in mm 2017E Midpoint of Guidance Adjusted EBITDA $ 1,265 Non-cash stock compensation / other (including non-cash permanent withdrawal fees) 50 Adjusted EBITDA plus non-cash expenses $ 1,315 Less: Cash interest and normalized cash taxes 415 Total maintenance CapEx and non-real estate investment 160 Customer inducements and acquisition of customer relationships(1) 35 Cash available for dividends and investments $ 705 Expected common dividend (based on record date) 585 Cash available for core and discretionary investments $ 120 Less discretionary investments: Acquisitions 150 FORTRUST 130 Growth real estate, data center and innovation(2) 185 Incremental capital needed to fund discretionary investments $ (345)

2017 Estimated AFFO Supports Growing Dividend; Discretionary Investment Funded with Debt/Equity

$ in mm



~$740
$585
$35
$120
FORTRUST Private Placement Equity
Incremental Debt
~$75
$270
$120
~$130
$150
$185
FORTRUST
Base Acquisitions
Growth Real Estate, Racking, Data Center Development and Innovation
Adjusted Funds From Operations
Anticipated Dividends
Customer Relationships and Inducements
Cash Available for Discretionary Investment
Sources
Growth Investments

(1) Based on midpoint of guidance rounded to the nearest $5mm, excludes 2017 expected Recall Costs of $135mm (Opex and Capex)

IRON MOUNTAIN®

Q2 on Track with Short and Long-Term Financial Objectives 13 Q2 key financial results in line with expectations Expect delivery of continued solid performance and progress against strategic plan Continued strong, durable business fundamentals